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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): JANUARY 7, 2005
                                                 ------------------------------


                            WAYPOINT FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


       PENNSYLVANIA                     000-22399                 25-1872581
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(State or other jurisdiction          (Commission             (IRS employer ID)
     of incorporation)                file number)




      225 N. SECOND STREET, HARRISBURG, PA                          17101
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     (Address of principal executive office)                     (Zip Code)

Registrant's telephone number, including area code        (717) 236-4041
                                                     --------------------------



                                      N/A
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      (Former name, address and fiscal year, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

On January 7, 2005, Waypoint Financial Corp. issued a press release announcing that it will implement a balance sheet restructuring program. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      The following exhibit is filed herewith:

                     99.1 Press Release, dated January 7, 2005, of Waypoint Financial Corp.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Waypoint Financial Corp.




Date:    January 7, 2005                    By: /s/ David E. Zuern
                                                -------------------------
                                            Name:  David E. Zuern
                                            Title: President & CEO
                                            (Principal Executive Officer)


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                                 EXHIBIT INDEX



Exhibit No.    Description
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   99.1        Press Release, dated January 7, 2005, of Waypoint Financial Corp.